Exhibit 99.1

ESSA Pharma Inc. Provides Update on its Application to the Supreme Court of British Columbia for Approval of an Interim Order and Cash Distribution to Shareholders

SOUTH SAN FRANCISCO, USA AND VANCOUVER, CANADA, July 23, 2025 - ESSA Pharma Inc. (“ESSA,” or the “Company”) (NASDAQ: EPIX) today announced that, in connection with its previously announced business combination agreement with XenoTherapeutics, Inc. (“Xeno”), a non-profit biotechnology company, under which Xeno will acquire (the “Transaction”) all of the issued and outstanding common shares of ESSA (the “Common Shares”), the Company intends to apply to the Supreme Court of British Columbia (the “Court”) on August 5, 2025 for (i) an interim order authorizing the holding of a special meeting to consider and approve the Transaction (the “Interim Order”) and (ii) for an order authorizing the Company to make an initial cash distribution to its shareholders prior to the closing of the Transaction (the “Distribution Order” and together with the Interim Order, the “Orders”).

ESSA is applying for the Distribution Order in order to expedite the distribution of cash to ESSA shareholders prior to the closing of the Transaction. In total, with the initial cash distribution, if authorized, and the cash payable upon closing of the Transaction, each ESSA shareholder is currently estimated to receive approximately US$1.91 per Common Share, exclusive of any contingent value rights payments shareholders are entitled to receive pursuant to the Transaction.

The hearing for the Orders will take place at the courthouse of the Court at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Pacific time) on August 5, 2025, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct.

Any person that may be affected by any of the Orders sought may appear or be represented to present evidence or arguments at the hearing of the application for the Orders. The Supreme Court Civil Rules set out the prescribed forms for a Response to Petition (Form 67) and Affidavit (Form 109) to be filed with the Court. Response materials should also be sent to ESSA’s counsel by mail or courier c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com.

In accordance with the Rules of Court, ESSA intends to file its Petition Record on July 31, 2025, one full business day prior to the hearing. Response materials should be received by ESSA’s counsel at the above address on or before 1:00 p.m. (Vancouver time) on July 31, 2025 to be included in the Petition Record.

About ESSA Pharma Inc.

ESSA is a pharmaceutical company that was previously focused on developing novel and proprietary therapies for the treatment of patients with prostate cancer. For more information, please visit www.essapharma.com.

Forward Looking Statements

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, and “intend”, statements that an action or event “may”, “might”, “could”, “should”, or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements regarding the proposed timing and completion of the Transaction, the amounts payable under the Transaction; ESSA’s application to the Supreme Court of British Columbia for a reduction of capital and cash distribution prior to the closing the Transaction; the timing and receipt of securityholder, regulatory and court approvals of the Transaction; the satisfaction of the conditions to the completion of the Transaction and other statements that are not statements of historical facts.

In this communication, these forward-looking statements are based on ESSA’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ESSA, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of ESSA to control or predict, and which may cause ESSA’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect ESSA’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by ESSA as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. In making forward-looking statements, ESSA may make various material assumptions, including but not limited to (i) the completion of the Transaction on anticipated terms and timing, including obtaining required securityholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against ESSA, Xeno, XOMA Royalty Corporation or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm ESSA’s business, including current plans and operations; (iv) the ability of ESSA to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting ESSA’s business; (viii) the accuracy of ESSA’s financial projections; (ix) general business, market and economic conditions; (x) certain restrictions during the pendency of the Transaction that may impact ESSA’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ESSA’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) competitive responses to the Transaction; (xv) the risks and uncertainties pertaining to ESSA’s business, including those set forth in ESSA’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors”, a copy of which is available on ESSA’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on ESSA’s EDGAR and SEDAR+ profiles; and (xvi) the risks and uncertainties that will be described in the proxy statement and management information circular for the Company’s securityholders filed with the U.S. Securities and Exchange Commission (the “SEC,” and such statement, the “Proxy Statement”) available from the sources indicated above.

These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ESSA’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and ESSA undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed Transaction between ESSA, Xeno and XOMA Royalty, ESSA will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to ESSA securityholders. ESSA may also file other documents with the SEC regarding the proposed Transaction. This document is not a substitute for the Proxy Statement or any other document which ESSA may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by ESSA through the website maintained by the SEC at www.sec.gov, on SEDAR+ at www.sedarplus.ca, ESSA’s website at www.essapharma.com.

Participants in the Solicitation

ESSA and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESSA’s shareholders in connection with the proposed Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Transaction (if and when they become available). Information relating to the foregoing can also be found in ESSA’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on January 22, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on ESSA’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

ESSA Contact Information:

David Wood

Chief Financial Officer, ESSA Pharma Inc.

T: 778-331-0962

E: dwood@essapharma.com

or

Nick Lamplough / Dan Moore

ESSA-CS@collectedstrategies.com